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                                                                      EXHIBIT 23
                                                                      ----------

                              ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statement File Nos. 33-91992 and 33-91988.


                                                         /s/ Arthur Andersen LLP
                                                         ARTHUR ANDERSEN LLP


Stamford, Connecticut
December 5, 1996


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